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                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Maureen M. Giammara and William J. Rauwerdink, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (including his capacity as a director and/or officer of Lason, Inc.), to sign and file pursuant to the Securities Exchange Act of 1934, as amended, the Annual Report on Form 10-K for Fiscal Year 1999 and any and all amendments to such Annual Report on Form 10-K, together with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as might or could be done in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their, or either's, substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney this 29th day of March, 2000.


/s/ Gary L. Monroe                                /s/ Robert A. Yanover
------------------------------                    -----------------------------
Gary L. Monroe                                    Robert A. Yanover
Chairman of the Board and                         Director
Chief Executive Officer
(Principal Executive Officer) and
Director

/s/ William J. Rauwerdink                         /s/ Allen J. Nesbitt
------------------------------                    -----------------------------
William J. Rauwerdink                             Allen J. Nesbitt
Chief Financial Officer and                       Director
Director

/s/ Fariborz Ghadar                               /s/ Joseph P. Nolan
------------------------------                    -----------------------------
Fariborz Ghadar                                   Joseph P. Nolan
Director                                          Director

/s/ Michael T. Willis
-----------------------------
Michael T. Willis
Director